UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Facilities

On May 15, 2006, XL Capital Ltd, a Cayman Islands exempted limited company (the “Company”), together with its wholly-owned subsidiaries X.L. America, Inc., a Delaware corporation (“XLA”), XL Insurance (Bermuda) Ltd, a Bermuda exempted company (“XLI”), and XL Re Ltd, a Bermuda exempted company (“XLRe” and, together with the Company, XLA and XLI, the “Account Parties”), entered into Amendment No. 1 (the “Amendment”) to the 364-Day Credit Agreement, dated as of December 23, 2005 (the “Credit Agreement”), between the Account Parties and Deutsche Bank AG New York Branch, as the Lender.

The Credit Agreement provides for letters of credit and revolving credit loans of up to, in the aggregate, $100,000,000. The Amendment, among other things, provides that the registrant's subsidiary Security Capital Assurance Ltd (“SCA”) and its subsidiaries will be excluded from the defined terms “Significant Subsidiary” and “Subsidiary” in the Credit Agreement following the initial public offering of common shares of SCA. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 16, 2006, the Account Parties, entered into a Letter of Amendment (the “Letter of Amendment”) to the Letter of Credit Facility and Reimbursement Agreement (the “Agreement”) with the Lenders party thereto (the “Lenders”) and Citibank International plc, as Agent and Security Trustee.

The Agreement provides for letters of credit in aggregate principal amount not exceeding £500,000,000 at any one time outstanding. The Letter of Amendment, among other things, provides that  SCA and its subsidiaries will be excluded from the defined terms “Significant Subsidiary” and “Subsidiary” in the Agreement following the initial public offering of common shares of SCA. The foregoing description of the Letter of Amendment is qualified in its entirety by reference to the Letter of Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Lender party to the Credit Agreement, certain of the Lenders party to the Agreement and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties in the ordinary course of business.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1

Amendment No. 1, dated as of May 15, 2006, to the 364-Day Credit Agreement, dated as of December 23, 2005, between XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Account Parties and Guarantors, and Deutsche Bank AG New York Branch, as the Lender.

10.2

Letter of Amendment, dated as of May 16, 2006, to the Letter of Credit Facility and Reimbursement Agreement, dated as of March 14, 2006, by and among XL Capital Ltd, as Account Party, XL Capital Ltd, X.L. America, Inc., XL Insurance (Bermuda) Ltd and XL Re Ltd, as Guarantors, the Lenders party thereto and Citibank International plc, as Agent and Security Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2006

XL CAPITAL LTD
(Registrant)

By:  /s/ Kirstin Gould
        Name:  Kirstin Gould
        Title:    Senior Vice President,
                     Chief  Corporate Legal Officer &
                     Secretary